SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934



                          Date of Report: May 13, 2004

                  Date of earliest event reported: May 11, 2004



                          MAINE & MARITIMES CORPORATION

             (Exact name of registrant as specified in its charter)



                                      Maine

                         (State or other jurisdiction of

                         incorporation or organization)

                                   333-103749

                              (Commission File No.)

                                   30-0155348

                      (I.R.S. Employer Identification No.)

                   209 State Street, Presque Isle, Maine 04769

               (Address of principal executive offices) (Zip Code)

                   Registrant's telephone number: 207-760-2499

Maine & Maritimes Corporation


Item 5. Other Events.

            Maine & Maritimes Corporation Declares Quarterly Dividend

Presque Isle, Maine, May 13, 2004: Maine & Maritimes Corporation (AMEX ticker
MAM) today announced that its Board of Directors declared a quarterly dividend of $0.38 per share on its common stock. This action continues Maine & Maritimes Corporation's indicated annual dividend level of $1.52 per share. The common dividend is payable July 1, 2004, to shareholders of record as of June 15, 2004.

Item 5.  Other Events

     Maine & Maritimes Corporation Announces Director and Officer Elections

During the Company's Annual Organization Meeting held on May 11, 2004, the shareholders of Maine & Maritimes Corporation elected the following Class II Directors for terms expiring in 2007: J. Nicholas Bayne (for re-election), Richard G. Daigle (for re-election), David N. Felch (for re-election). The shareholders also voted to approve amending the Company's charter to increase the maximum age Directors may stand for re-election to seventy-eight.

After receiving the report and recommendations of the Maine & Maritimes Corporation Corporate Governance Committee, also on May 11, 2004, the Board of Directors elected the following officers to serve until the next annual election of officers and until their successors have been duly chosen and qualified, or until his/her earlier resignation or removal from office in the manner provided by law:

Maine & Maritimes Corporation
-----------------------------
G. Melvin Hovey, Chairman of the Board of Directors; J. Nicholas Bayne, President and Chief Executive Officer; Kurt A. Tornquist, Senior Vice President, Chief Financial Officer and Treasurer; Larry E. LaPlante, Vice President, Chief Accounting Officer, Controller, Clerk, Assistant Treasurer and Assistant Secretary; John P. Havrilla, Vice President, Unregulated Businesses and Business Development; Annette N. Arribas, Vice President, Corporate Compliance and Investor Relations; and Scott L. Sells, General Counsel, Secretary and Assistant Clerk.

Maine & Maritimes Energy Services, dba The Maricor Group, a Maine & Maritimes
-----------------------------------------------------------------------------
Corporation Subsidiary
----------------------
G. Melvin Hovey, Chairman of the Board of Directors; J. Nicholas Bayne, President and Chief Executive Officer; Kurt A. Tornquist, Senior Vice President, Chief Financial Officer and Treasurer; John P. Havrilla, Vice President and Chief Operating Officer; and Scott L. Sells, General Counsel, Secretary and Assistant Clerk.

Maricor Ltd, a subsidiary of The Maricor Group
----------------------------------------------
G. Melvin Hovey, Chairman of the Board of Directors; J. Nicholas Bayne, President and Chief Executive Officer; Kurt A. Tornquist, Senior Vice President, Chief Financial Officer and Treasurer; John P. Havrilla, Vice President and Chief Operating Officer; and Scott L. Sells, General Counsel, Secretary and Assistant Clerk.

Maine Public Service Company, a Maine & Maritimes Corporation Subsidiary
------------------------------------------------------------------------
G. Melvin Hovey, Chairman of the Board of Directors; J. Nicholas Bayne, President and Chief Executive Officer; Kurt A. Tornquist, Senior Vice President, Chief Financial Officer and Treasurer; Brent M. Boyles, Senior Vice President and Chief Operating Officer; Larry E. LaPlante, Vice President, Chief Accounting Officer, Controller, Clerk, Assistant Treasurer and Assistant Secretary; Tim D. Brown, Vice President, Engineering, Corporate Planning and Regulatory Affairs; Mark M. Hovey, Vice President, Human Resources and Organizational Development; and Scott L. Sells, General Counsel, Secretary and Assistant Clerk. Maine & New Brunswick Electrical Power Company, Ltd., a Maine Public Service Company Subsidiary G. Melvin Hovey, Chairman of the Board of Directors; J. Nicholas Bayne, President and Chief Executive Officer; Kurt A. Tornquist, Senior Vice President, Chief Financial Officer and Treasurer; Larry E. LaPlante, Vice President, Chief Accounting Officer, Controller, Clerk, Assistant Treasurer and Assistant Secretary; and Brent M. Boyles, Senior Vice President and Chief Operating Officer for Maine Public Service Company.

Maine & Maritimes Corporation ("MAM") is the parent company of Maine Public Service Company ("MPS"), an independent transmission and distribution utility and MPS's wholly owned, inactive Canadian subsidiary the Maine & New Brunswick Electrical Power Company. Maine & Maritimes Corporation is also the parent company of Maine & Maritimes Energy Services Company, dba "The Maricor Group", and its Canadian subsidiary, Maricor Ltd, asset development and lifecycle services companies; and Energy Atlantic, LLC, an inactive energy marketing subsidiary. MAM, MPS and The Maricor Group have principal corporate offices in Presque Isle, Maine. MAM's corporate website is www.maineandmaritimes.com.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAINE & MARITIMES CORPORATION

Date:  May 13, 2004




By: /S/ J. Nicholas Bayne
        President & CEO